UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  December 12, 2008

(Date of earliest event reported)

CLST HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of incorporation)	0-22972 (Commission File Number)	75-2479727 (I.R.S. Employer Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

(Address of principal executive offices and zip code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K filed December 18, 2008 (as amended by that certain Form 8-K/A filed March 5, 2009) filed by CLST Holdings, Inc. (the “Company”) regarding its entry into a purchase agreement, effective as of December 10, 2008, through CLST Asset Trust II (the “Trust”), a newly formed trust wholly owned by CLST Asset II, LLC, a wholly owned subsidiary of CLST Financo, Inc. (“Financo”), which is one of our direct, wholly owned subsidiaries, under which the Trust committed to acquire, subject to certain limitations, on or before February 28, 2009, certain receivables, installment sales contracts and related assets of at least $2 million owned by SSPE Investment Trust I (the “SSPE Trust”) and SSPE, LLC (“SSPE”) (the “Purchase Agreement”).  The purchases of receivables by the Trust are financed by cash on hand and by advances under a non-recourse, revolving loan, effective as of December 10, 2008, by and among the Trust, Summit Consumer Receivables Fund, L.P. (“Summit”), as Originator, SSPE and SSPE Trust, as Co-Borrowers, Summit and Eric J. Gangloff, as Guarantors, Fortress Credit Corp., as the Lender, Summit Alternative Investments, LLC, as the Initial Servicer, Lyon Financial Services, Inc., as the backup servicer, and U.S. Bank National Association, as the collateral custodian (the “Credit Agreement”) and the letter agreement, effective as of December 10, 2008, among the Trust, Financo, the Originator, the Co-Borrowers, the Initial Servicer, and the Guarantors.

The sole purpose of this Form 8-K/A is to file copies of the exhibits, schedules and annexes to the Purchase Agreement and the Credit Agreement.  Copies of the Purchase Agreement and the Credit Agreement containing the attachments thereto are being furnished as exhibits to this Form 8-K/A and are incorporated by reference into this Item 1.01.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth under Item 1.01 of this Current Report on Form 8-K, all of which is incorporated by reference into this Item 2.03.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits.

10.1     Purchase Agreement, dated December 10, 2008, by and among SSPE, LLC, SSPE Investment Trust I, and CLST Asset Trust II.

10.2     Credit Agreement, dated December 10, 2008, by and among Summit Consumer Receivables Fund, L.P., Summit Alternative Investments, LLC, SSPE, LLC, SSPE Investment Trust I, CLST Asset Trust II, Summit Consumer Receivables Fund, L.P., Eric J. Gangloff, Fortress Credit Corp., U.S. Bank National Association and Lyon Financial Services, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

	By:	/s/ ROBERT A. KAISER
Robert A. Kaiser
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Assistant Secretary

September 2, 2009